As filed with the Securities and Exchange Commission on February 22, 2006
File No. 2-81956
811-3627
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form N - 1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Post-Effective Amendment No. 29     X

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Post-Effective Amendment No. 29     X

Greenspring Fund, Incorporated
(Exact Name of Registrant as Specified in Charter)

2330 West Joppa Road, Suite 110
Lutherville, Maryland 21093-4641
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code (410) 823-5353

Mr. Charles vK. Carlson, President
2330 West Joppa Road, Suite 110
Lutherville, Maryland 21093-4641
(Name and address of Agent for Service)

Copies To:
R. Darrell Mounts
Kirkpatrick & Lockhart Nicholson Graham LLP
1800 Massachusetts Avenue, NW
Second Floor
Washington, DC 20036-1800
(202)778-9298

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date.

It is proposed that this filing will become effective check appropriate line)

[ ]	immediately upon filing pursuant to paragraph (b).
[ ]	on (date) pursuant to paragraph (b).
[X]	60 days after filing pursuant to paragraph (a)(1).
[ ]	on (date) pursuant to paragraph (a)(1).
[ ]	75 days after filing pursuant to paragraph (a)(2).
[ ]	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Greenspring Fund

Prospectus

May _, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Prospectus
Overview of the Fund’s Investments, Risks and Performance	2
Investment Objective, Principal Investment Strategies, Related Risks and Disclosure of Portfolio Holdings	6
Management	10
Pricing of Fund Shares	11
Purchase of Fund Shares	12
Redemption of Fund Shares	18
Principal Underwriter and Distributor	22
Dividends, Other Distributions and Taxes	23
Other Shareholder Information	25
Financial Highlights	26

Privacy Policy	PP-1

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OVERVIEW OF THE FUND’S INVESTMENTS, RISKS
AND PERFORMANCE

The following information may be helpful in determining if the Greenspring Fund, Incorporated (the “Fund”) is an appropriate investment for you.

Investment Objective. The Fund’s investment objective is long-term capital appreciation through a total return approach to investing. Income is an important, but secondary, factor.

Principal Investment Strategies. The Fund invests in stocks its investment adviser believes are undervalued at the time of purchase and special situation bonds that have the potential to provide both capital appreciation and income. The Fund may invest in companies of any market capitalization that its investment adviser believes are undervalued relative to the company’s peers or the securities market in general and provide an attractive risk/reward value. The Fund’s investment adviser utilizes a bottom up approach whereby it researches individual companies regardless of the industry. As a result, the size of the Fund’s cash reserves may reflect the Fund’s ability to find securities that meet its investment strategies rather than the market outlook. The Fund may also invest in companies in the process of financial restructurings or liquidations. The Fund's investment style is typically referred to as a “value” investing approach.

Type of Investments. The Fund invests in a combination of common stocks, preferred stocks, bonds (which may include high yield/high risk), convertible bonds and government securities.

Principal Investment Risks. There is a risk that you could lose all or a portion of your investment in the Fund. Although the Fund invests in companies it considers undervalued relative to their peers or the general stock market, there is a risk that these securities may decline or may not reach what the investment adviser believes are their full value. The Fund may invest in small capitalization securities that tend to be more volatile and less liquid than large capitalization securities, which can negatively affect the Fund’s ability to purchase or sell these securities.

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The Fund may also invest in bonds. Bonds have two main sources of risk: interest rate risk and credit risk. Interest rate risk is the chance that interest rates may rise causing bond prices to fall. Credit risk is the chance that a bond’s credit status could be downgraded because of some adverse business event, which reduces its ability to make timely payments of principal and interest. In addition, bonds rated below investment grade, commonly referred to as “junk bonds”, are more sensitive to economic conditions and individual corporate developments than those of higher-rated securities, which may adversely affect their value.

Type of Investors. The Fund is designed for long-term investors seeking capital appreciation with some dividend income who are willing to accept price fluctuations in the securities markets. You should not invest in the Fund for short-term financial needs or for short-term investment in the stock market.

Performance. The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and how the Fund’s average annual returns for one, five and ten years compare with those of a broad measure of market performance as well as two more narrowly based indices that reflect the market sectors in which the Fund invests. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

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Best and Worst Performing Quarters
During the Last 10 Years

	Quarter/Year	Total Return
Best
Worst

Average Annual Total Returns
(For the periods
ended December 31, 2005)

	1 Year	5 Years	10 Years
Return Before Taxes
Return After Taxes on Distributions
Return After Taxes on Distributions and Sale of Fund Shares
Russell 3000¹
Lipper Flexible Portfolio Index²
¹The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization and does not include deductions for fees, expenses or taxes.
² The Lipper Flexible Portfolio Index measures______________.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The Fund’s returns assume the reinvestment of dividends and capital gain distributions, if any.

Fund Expenses. You may incur the following fees and expenses if you buy and hold Fund shares:

Shareholder Fees (fees paid directly from your investment):
Redemption fee (as a percentage of amount redeemed for shares held 60 days or less)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets):
Management fees	0.75%
Other expenses	%
Total Annual Fund Operating Expenses	%

Compare the cost of investing in the Fund with the cost of investing in other mutual funds using the following example. Assume that:
•	You invest $10,000 in the Fund for the periods indicated;
•	You redeem in full at the end of each of the periods indicated;
•	Your investment has a 5% total return each year; and
•	The Fund’s operating expenses remain the same each year.

1 Year	3 Years	5 Years	10 Years
$	$	$	$

Your actual costs and the Fund’s performance may be higher or lower than the above example.

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INVESTMENT OBJECTIVE, PRINCIPAL
INVESTMENT STRATEGIES,
RELATED RISKS AND
DISCLOSURE OF PORTFOLIO HOLDINGS

Investment Objective. The Fund’s investment objective is long-term capital appreciation through a total return approach to investing. Income is an important, but secondary, factor. The Fund’s investment objective can be changed without shareholder approval, although you will be notified prior to any material changes.

Principal Investment Strategies. The Fund uses a research-intensive style of analysis in which its investment adviser searches the investment universe for undervalued or inefficiently priced securities. Ideally, as these securities become more “correctly” valued by the investment community, they will provide the Fund with positive returns. The Fund may purchase relatively large positions in securities that the Fund’s investment adviser believes are significantly undervalued.
•
Value-oriented Equity Securities. The Fund employs a strong value investing approach in selecting the securities it purchases. Value investing generally emphasizes securities of companies that are temporarily out-of-favor, where near-term expectations are not especially strong. Consequently, the risks of short-term disappointment are often diminished by the fact that investors’ expectations are not lofty. The Fund’s equity investments are usually in stocks that trade at prices that its investment adviser believes represent discounts to (i) historical valuations, (ii) the market valuations of peers, (iii) the valuations of the market as a whole, and/or (iv) the company’s value as a private company. In researching investments, the Fund’s investment adviser focuses on the following factors:

•
Past and expected profitability trends. A company’s ability to generate “free” cash flow that can be used to expand or finance operations is very important to the Fund’s investment adviser. Free cash flow can be used to benefit shareholders through growth opportunities, debt reduction, stock repurchases, or dividend increases.

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•	Financial strength. Companies that are more concerned with managing their balance sheets and meeting debt obligations are less likely to be successful investments than those that are well-capitalized and whose managements focus on growth opportunities.
•	Management capability. The Fund tries to invest in companies whose management teams have historically acted in the shareholders' best interests and have managed their companies with the goal of improving shareholder value. Often, these management teams have a significant investment in their company's stock, thus aligning their interests with that of the company's shareholders.
•	Fixed Income Investments. The Fund usually invests a portion of its portfolio in bonds, including convertible bonds.
•
Bonds are rated by credit agencies as to their credit quality. The Fund does not limit its investment in bonds to any certain rating category and may invest in bonds that are below investment grade including those that are in default at the time of purchase.

•
The addition of fixed income securities to the Fund’s portfolio can add significantly to the total return characteristics of its performance. The performance of bonds can, at times, differ from that of the equities in the Fund’s portfolio, thus helping to temper the volatility of the portfolio.

•
The Fund’s investment in bonds may include convertible bonds. Such convertible bonds may be “busted,” meaning that the ability of these securities to convert into common stock has been made relatively unimportant by a stock decline, yet the Fund’s investment adviser believes they have significant value as yield-to-maturity-oriented bond investments. These securities are often of shorter-than-average maturity (which results in less interest rate volatility) and carry yields-to-maturity that are superior to other securities of similar credit quality.

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Other Investments. If the Fund cannot find securities that meet its investment criteria, or for cash management purposes, it may invest in short-term money market instruments, which should reduce downside volatility during periods of market weakness but may cause the Fund to not achieve its investment objective. Other investment practices are detailed in the Fund’s Statement of Additional Information (“SAI”).

The Fund may sell securities from its portfolio to secure gains, limit losses, or pursue other investment opportunities.

The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies, which may result in a portfolio turnover higher than other mutual funds. Higher portfolio turnover may increase transaction costs, and may result in the realization of more net capital gains, thereby increasing the Fund’s taxable distributions to its shareholders.

Principal Investment Risks. You may encounter the following risks by investing in the Fund:
•	General Risks
•	Value investing may be out of favor.
•	Industry sectors may be out of favor.
•	The Fund may be unable to sell an investment quickly without a substantial price concession.
•	The stock market may drop.
•	Company-Specific Risks
•	Free cash flow may not be used as expected.
•	The timing of expected developments may take longer to occur than originally anticipated.
•	Small capitalization securities tend to be more volatile and less liquid than large capitalization securities.
•	General Stock Risks
•
Stock prices may fall in response to many factors including general economic conditions, interest rates, investor perceptions, market liquidity, and actual or anticipated unfavorable earnings of the issuer.

•	Large holdings in a relatively small number of securities with disappointing performance will adversely affect the Fund’s performance than would be the case with a more diversified fund.

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•	Bond Risks
•	Interest rates may rise causing bond prices to fall.
•	The issuer may default on principal and/or interest payments.
•	The Fund may experience difficulty selling a bond because of a thin trading market.
•	Bonds with longer maturities are typically more volatile than those with shorter maturities.
•	Large bond holdings may adversely affect the Fund’s ability to participate in a rapidly rising stock market.
•	High Yield Bond Risks
•	Prices and yields may be more volatile than higher-rated securities.
•	Credit risk may be higher since issuers are more vulnerable to financial setbacks and recession than more creditworthy companies.
•	Deteriorating economic conditions or rising interest rates may weaken the issuer’s ability to pay interest and repay principal than issuers of higher-rated securities.
•	High yield bonds may be less liquid than bonds that are higher-rated.
•	Foreign Security Risks
•	Fluctuation in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund’s investments.
•	Investments in some foreign countries may be subject to economic or political risks.
•	Dividend or interest payments made by the foreign security issuer may be subject to withholding taxes.
•	Foreign security issuers are generally not subject to the same degree of regulations imposed on U.S. registered issuers.
•	Investments may be less liquid and more volatile than securities of U.S. companies.

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•	Other Risks
•	Large positions in short-term money market instruments may adversely affect the Fund’s ability to participate in a rapidly rising stock or bond market.

Portfolio Holdings. A description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund’s SAI and on the Fund’s website, www.greenspringfund.com.

MANAGEMENT

Investment Adviser.  Corbyn Investment Management, Inc. (“Corbyn”) is the Fund’s investment adviser. Corbyn, located at 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093, is an investment adviser providing investment management services for clients since 1973. Subject to the supervision of the Fund’s Board of Directors, Corbyn places orders to purchase and sell securities and provides the Fund with a program of investment management.

A discussion regarding the basis for the Board of Director’s approval of the Fund’s Investment Advisory Agreement with Corbyn is available in the Semi-Annual Report to shareholders.

For the year ended December 31, 2005, the Fund paid Corbyn a management fee at an annual rate of 0.75% of its average daily net assets.

Portfolio Management. Charles vK. Carlson has been the portfolio manager of the Fund since January 1987. He is also President and Managing Director of Corbyn. Mr. Carlson graduated from The Johns Hopkins University with a degree in Political Economy. He has been a CFA charterholder since 1986. The SAI provides additional information about Mr. Carlson’s compensation, other accounts managed, and ownership of Fund shares.

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PRICING OF FUND SHARES

Determination of the Fund's Share Price. The Fund calculates its share price (commonly referred to as net asset value or “NAV”) by subtracting its total liabilities (accrued expenses and other liabilities) from its total assets (investments, receivables and other assets) and dividing by the total number of shares outstanding.

The Fund values its portfolio of securities using price quotes from the principal market in which the securities trade. If a market quote is not available, the Fund values the security at fair market value as determined in good faith by Corbyn as directed by the Fund’s Board of Directors. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the difference could be material. If the Fund invests in any open-end management investment companies that are registered under the Investment Company Act of 1940, as amended, the Fund’s net asset value is calculated based upon the net asset values of the registered open-end management investment companies in which it invests. The prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

The Fund values short-term investments at amortized cost, which approximates fair market value.

The Fund calculates its share price as of the close of trading (normally 4:00 p.m. Eastern time) each day the New York Stock Exchange (the “Exchange”) is open for business. The Fund will not calculate its share price on a day the Exchange is closed for a national holiday.

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The Fund’s net asset value is listed on the home page of the Fund’s web site, www.greenspringfund.com. You can also call U.S. Bancorp Fund Services, LLC, our transfer agent, at (800) 576-7498 and listen to the daily recording.

Price at Which a Transaction is Effected. The Fund must receive your order in good form before the close of regular trading on the Exchange (generally 4:00 p.m. Eastern time, unless the Exchange closes early) for you to receive that day’s closing net asset value. If the Fund receives your order after the close of regular trading on the Exchange, you will receive the next day’s closing net asset value.

PURCHASE OF FUND SHARES

The Fund offers the following types of accounts:

Type of Account	Minimum Initial Investment
Individual/Joint	$2,000
Trust/Corporate/Partnership/Other	$2,000
Gift/Transfer to Minor	$1,000
Automatic Investment Plan	$1,000
Systematic Withdrawal Plan	$10,000
Traditional/Roth/Simple/SEP IRA	$1,000
Coverdell Education Savings Account	$1,000

Opening an Account
•	Regular Account. Please complete and sign a New Account Application and mail with a check payable to the Greenspring Fund to:

Greenspring Fund 13

Regular Mail	Overnight
Greenspring Fund c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701	Greenspring Fund c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street Milwaukee, WI 53202

Note: the Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC post office box of purchase application or redemption requests does not constitute receipt by the transfer agent of the Fund.

•
Automatic Investment Plan. To participate in this plan, please fill out the Automatic Investment Plan section on the New Account Application and mail it to the transfer agent. The transfer agent will deduct a predetermined amount (minimum of $100) from your bank account on or about the 20th of each month, unless you specify a different date when completing your application. You will receive a confirmation reflecting this purchase and your bank account will reflect the charge. Please verify that your bank is able to accept Automated Clearing House (“ACH”) transactions and/or is a member of the ACH network. If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account. Any request to change or terminate your Automatic Investment Plan should be submitted to the Fund’s transfer agent five days prior to effective date. Your first automatic investment normally becomes active within 15 business days after we receive your application.

•
IRA. Please complete and sign an IRA Application and mail with a check payable to the Greenspring Fund. To transfer an existing IRA to the Fund or transfer or roll over funds from an employer-sponsored plan such as a 401(k), complete a Transfer of Assets/Direct Rollover Form in addition to the IRA Application.

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•
Coverdell Education Savings Account. Please complete and sign a Coverdell Education Savings Account (“Coverdell ESA”) Application and mail with a check payable to the Greenspring Fund. To transfer an existing Coverdell ESA to the Fund, complete a Transfer of Assets Form in addition to the Coverdell ESA Application.

•
Systematic Withdrawal Plan. As another convenience, you may redeem your account through the Systematic Withdrawal Plan (the “Plan”). Under the Plan, you may choose to receive a specified dollar amount, generated from the redemption of shares in your account, on a monthly or quarterly basis. In order to participate in the Plan, your account balance must be at least $10,000 and each payment should be a minimum of $100. If you elect this method of redemption, the Fund will send a check to your address of record, or will send the payment via electronic funds transfer through the ACH network, directly to your bank account. For payment through the ACH network, your bank must be an ACH member and your bank account information must be maintained on your account. The Plan may be terminated at any time by the Fund. You may also elect to terminate your participation in this Plan at any time by contacting the Fund’s transfer agent sufficiently in advance of the next withdrawal.

A withdrawal under the Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, your account ultimately may be depleted.

•
By Mail. The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. All checks must be in U.S. dollars drawn on domestic banks.

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The Fund’s transfer agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

•
By Wire. To open an account by wire, a completed New Account Application is required before your wire can be accepted. You can mail or overnight deliver your New Account Application to the transfer agent. Upon receipt of your completed application, an account will be established for you. The account number assigned will be required as part of the instruction that should be given to your bank to send the wire. Your bank must include the name of the Fund, your account number and your name so that your wire can be correctly applied.

U.S. Bank, N.A.
777 East Wisconsin Avenue
Milwaukee, WI 53202
ABA #075000022
Credit: U.S. Bancorp Fund Services, LLC
Account #112-952-137
Further Credit: Greenspring Fund
(Your name)
(Your account number)

Before sending your wire, please contact the Fund’s transfer agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire. Please remember that U.S. Bank, N.A. must receive your wired funds prior to the close of regular trading on the Exchange for you to receive same day pricing. The Fund and U.S. Bank, N.A., are not responsible for the consequences of delays resulting from your bank or Federal Reserve Wire system, or from incomplete wiring instructions.

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Customer Identification Program. To help the U.S. government fight the funding of terrorism and money laundering activities, U.S. federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:
•	Name;
•	Date of Birth (for individuals);
•	Residential or business street address; and
•	Social security number or other taxpayer identification number.

Mailing addresses containing only a P.O. Box will not be accepted.

If you are unable to provide the requested information, the Fund is unable to contact you within an appropriate period of time, or the Fund believes that the nature of the information needed is such that follow-up contact is not appropriate, your application will be rejected and your investment will be returned to you.

After your account is opened, the Fund is required to take steps to verify your identification. These actions may include checking your identifying information against various databases. If the Fund is unable to verify your identity from the information you provide, you may be restricted from making future purchases or your account may be closed.

Additional Investments. You can purchase additional shares through the following methods:

•	By Mail. You can mail a check (minimum of $100), payable to the Greenspring Fund, together with:
•	The detachable investment slip from your account statement; or
•	A letter indicating the amount of your purchase, your account number and the name in which your account is registered.

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•	By Wire. You can also wire funds as described above. We may reject any purchase of additional shares below $100.

•
By Telephone. Investors may purchase additional shares on-demand, by calling 1-800-576-7498. If elected on your account application, telephone orders will be accepted via electronic funds transfer from your bank account through the ACH network. You must have banking information established on your account prior to making a purchase. Your shares will be purchased at the net asset value calculated on the day of your purchase order. To add telephone transactions to your account, please contact the Fund’s transfer agent.

•
By Internet. After your account is established, you may set up a PIN number by logging onto . This will enable you to purchase shares by having the purchase amount deducted from your bank account by electronic funds transfer via the ACH network. Please make sure that your account is set up with bank account instructions and that your bank is an ACH member. You must have authorized telephone transactions in order to complete internet transactions.

Confirmation of Transactions. You will receive a confirmation for each transaction made. The confirmation shows the date of the transaction, the number of shares purchased, the share price and the total balance of shares in your account. Please review your confirmation and report any discrepancies to the Fund’s transfer agent immediately.

Purchasing Shares Through a Financial Intermediary. Fund shares may be purchased through various third-party broker-dealers, financial institutions or other service providers (a “financial intermediary”) where authorized by the Fund. A financial intermediary places orders by telephone, fax or electronically for Fund shares on behalf of its clients and receives the net asset value next calculated after receipt of the order according to agreements in place with the Fund.

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If you purchase your shares through a financial intermediary, you will receive confirmation of your purchase from them. We may not have records of your transactions. A financial intermediary may impose charges for its services, have different minimums for first-time or additional investments, or impose other restrictions that are not applicable if you purchase shares directly from the Fund. The Fund is not responsible for the failure of any financial intermediary to carry out its obligations to its customers. The Fund and/or its adviser may pay a financial intermediary a fee to compensate them for the services it provides, which may include performing sub-accounting services, delivering Fund documents to shareholders and providing information about the Fund, among others. The Fund reserves the right to modify, limit or terminate its agreement with a financial intermediary at anytime.

Other Purchase Information. The Fund reserves the right to decline a purchase order.

You will be responsible for any loss incurred if your check does not clear your bank. If you are an existing shareholder, we reserve the right to redeem shares from any identically registered account as reimbursement for the loss.

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

The Fund does not issue certificates representing shares purchased.

REDEMPTION OF FUND SHARES

You can redeem shares any day the Exchange is open for business.
•	By mail. You can redeem shares by mailing a letter to the Fund’s transfer agent with the following information:

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•	Your account number;
•	The dollar value, or number of shares, you wish to redeem;
•
The preferred method of payment, whether by check, ACH or wire (predetermined bank instructions must be on your account for ACH or wire payments or a signature guarantee will be required and a $15 fee will be charged for a wire transfer);

•	Your signature and the signature of anyone else listed on the account;
•	A medallion signature guarantee if the dollar value of the redemption is over $25,000;
•	Any supporting legal documentation that may be required; and
•	Any outstanding certificates representing shares to be redeemed.
•
By Telephone. You can redeem up to $25,000 (if previously selected on your application and set up on your account) by calling (800) 576-7498 before the close of the Exchange. In order to arrange for the telephone redemption option after an account has been opened, or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the transfer agent. The request must be signed by each shareholder of the account with the signatures guaranteed. Further documentation may be requested from corporations, executors, administrators, trustees and guardians.

Investors may have the proceeds sent to the address of record, wired to a shareholder’s bank account of record, or sent via electronic funds transfer through the ACH network, also to the bank account of record. Wires are subject to a $15 fee paid by the investor, but the investor does not incur any charge when proceeds are sent via the ACH network.

The Fund’s transfer agent will use reasonable procedures to ensure that instructions received by telephone are genuine. These procedures may include requiring some form of personal identification prior to acting upon telephone instructions, recording telephone transactions and/or sending written confirmation of such transactions to investors. Assuming procedures such as the above have been followed, neither the Fund nor the Fund’s transfer agent will be liable for any loss, cost or expense for acting upon an investor’s instructions or for any unauthorized telephone redemption. The Fund reserves the right to refuse a telephone redemption request if so advised.

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•
Financial Intermediary. If your shares are held through a financial intermediary, contact the financial intermediary to redeem your shares. A financial intermediary may impose charges for its services or other restrictions on redemptions that are not applicable if your account is held directly with the Fund.

•	The Fund will not accept online redemption requests.
•
Your proceeds will be mailed to you within seven days of your redemption request. If you are redeeming shares recently purchased by check, your proceeds may be delayed until your check has cleared, which may take up to fifteen days after the purchase date.

Signature Guarantee. A medallion signature guarantee is required to protect your account from fraud. You must provide a medallion signature guarantee for the following:
•	A redemption request over $25,000;
•	A redemption request within 30 days of an address change;
•	A redemption request where the proceeds are mailed to an address different from your address of record (including an IRA transfer);
•	A redemption request where the proceeds are wired to a bank or brokerage account different from your bank or brokerage account of record;
•	A redemption request where the proceeds are payable to someone other than you (including an IRA transfer);
•	Any request to transfer redemption proceeds to an account with a registration different from yours;
•	To add or change wire or automated bank instructions;
•	To change your name due to marriage or divorce;
•	To add or change a Transfer on Death beneficiary; and
•	To add the telephone redemption option to an existing account.

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You can obtain a medallion signature guarantee from a bank, broker-dealer, credit union, any securities exchange or association, clearing agency, savings association or trust company. A notary public can not provide a medallion signature guarantee.

Market Timing. The Fund’s Board of Directors has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund is intended for long-term investors. The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund reserves the right to decline a purchase order for any reason.

“Market-timers” who engage in frequent purchases and redemptions over a short period can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. Therefore, the Fund imposes a 2% redemption fee for shares held 60 days or less. The fee is deducted from the seller's redemption proceeds and deposited into the Fund to help offset brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. All shareholders are subject to these restrictions regardless of whether you purchased your shares directly from the Fund or through a financial intermediary. However, the Fund is limited in its ability to determine whether trades placed through financial intermediaries may signal excessive trading. Accordingly, the Fund may not be able to determine whether trading in combined orders or in omnibus accounts is contrary to the Fund’s policies. The Fund reserves the right to reject combined or omnibus orders in whole or in part.

The “first-in, first-out” method is used to determine the holding period. Under this method, the date of redemption will be compared with the earliest purchase date of shares held in the account. If the holding period for shares purchased is 60 days or less, the fee will be charged. The redemption fee may be modified or discontinued at any time, in which case, shareholders will be notified.

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The fee does not apply to shares acquired through the reinvestment of dividends or other distributions, or shares redeemed pursuant to a systematic withdrawal plan or a mandatory IRA distribution.

IRA Redemptions. Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Redemptions in Kind. The Fund expects to make all redemptions in cash. The Fund reserves the right to fulfill a redemption request with payment in whole or in part in the form of the Fund’s portfolio securities. You remain subject to investment risk until the securities redeemed in kind are liquidated. You will incur transaction costs when you liquidate the securities received in a redemption in kind.

Minimum Account Balance. The Fund reserves the right to automatically redeem your account and mail you the proceeds if your balance is below $1,000 due to redemptions. The Fund will not redeem your account if your balance is below $1,000 due to a decline in the value of the Fund’s shares. The Fund will notify you in writing 60 days prior to the redemption of your account.

Temporary Suspension of Redemptions. The Fund can temporarily suspend any redemption requests in case of an emergency as directed by the Securities and Exchange Commission.

PRINCIPAL UNDERWRITER AND DISTRIBUTOR

Quasar Distributors, LLC, (“Quasar”) 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as principal underwriter and distributor for shares of the Fund in a continuous public offering of the Fund’s shares. Pursuant to a distribution agreement between the Fund and Quasar, Quasar provides certain administrative services and promotes and arranges for the sale of the Fund’s shares. Quasar is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (“NASD”).

Greenspring Fund 23

DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

Dividends and Other Distributions. Each year, the Fund distributes substantially all of its net investment income, net realized capital gains and net gains from foreign currency transactions, if any. Dividends are derived from dividend and interest income the Fund receives from securities in its portfolio. Capital gains are derived from selling a security at a price higher than its cost. You can elect how you wish to receive your dividends and capital gain distributions on your New Account Application or by letter.

You have the following options:
•	Reinvest all dividends and capital gain distributions in additional Fund shares;
•	Receive dividends in cash and reinvest capital gain distributions in additional Fund shares;
•	Reinvest dividends in additional Fund shares and receive capital gain distributions in cash; or
•	Receive all dividends and capital gain distributions in cash.

If you decide to receive your dividends and capital gain distributions in cash, you may choose one of the following methods of payment:
•	Check;
•	ACH (electronically credited to your bank account); or
•	Wire transfer (a $15 fee will be imposed).

If the post office cannot deliver your check to your address of record or your check remains uncashed for six months, your check will be canceled and the proceeds reinvested in additional Fund shares at the net asset value per share on the date of cancellation. We will not pay interest on your uncashed check. Thereafter, we will automatically reinvest your dividends and capital gain distributions in additional Fund shares.

Greenspring Fund 24

You may want to avoid purchasing shares shortly before a distribution because a portion of the purchase price represents the pending distribution. Please inquire about our distribution schedule.

Taxes. If you have a taxable account, you will be taxed on any dividends and capital gain distributions regardless if they are paid in cash or reinvested in additional Fund shares. Dividends and distributions of the excess of net short-term capital gain over net long-term capital loss will be taxed as ordinary income, except that the Fund’s dividends attributable to “qualified dividend income” (that is dividends it receives on securities of most U.S. and certain foreign corporations with respect to which the Fund satisfies certain holding period, debt-financing, and other restrictions) generally will be subject to a 15% maximum federal income tax rate for individual shareholders who satisfy those restrictions with respect to their Fund shares. A portion of the Fund’s dividends, not exceeding the aggregate dividends it receives from domestic corporations only, also may be eligible for the dividends-received deduction allowed to corporations, subject to similar holding period, debt-financing, and other restrictions. However, dividends a corporate shareholder deducts pursuant to the dividends-received deduction are subject indirectly to the federal alternative minimum tax. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) will also be subject to the 15% maximum tax rate for individual shareholders; distributions thereof to corporate shareholders will remain subject to federal income tax at a maximum rate of 35%. The Fund will inform you of the amount and nature of distributions to you shortly after the end of each calendar year.

You will be taxed on any redemption of shares. You will recognize a capital gain or loss in an amount equal to the difference between your cost basis in the redeemed shares and the redemption proceeds you receive. Your gain or loss will be characterized as short- or long-term depending on how long you have owned the shares. Any capital gain you recognize on the redemption of your Fund shares that have been held for more than one year will qualify for the 15% maximum rate. The “wash sale” rule prevents you from recognizing a loss if you purchase Fund shares (including through the reinvestment of distributions in additional Fund shares) within 30 days before or after the date of redemption.

Greenspring Fund 25

You will be subject to backup withholding at the rate of 28% of dividends, capital gain distributions and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to you if you furnish to the Fund an incorrect or no taxpayer identification number. Withholding at that rate is also required from dividends and capital gain distributions otherwise payable to you if the IRS notifies us that you are subject to backup withholding or you fail to certify that you are not subject thereto.

You may also be subject to state and local taxes. Please consult a tax adviser with specific questions.

OTHER SHAREHOLDER INFORMATION

Incorrect Tax Identification Number. We reserve the right to automatically redeem your account if you furnish an incorrect social security or tax identification number. We will notify you in writing 30 days prior to the redemption of your account.

Shareholder Inquiries. You can access information on your account 24 hours a day, seven days a week from any touch-tone phone. Simply call (800) 576-7498 and follow the menu instructions. You can reach a customer service representative at (800) 576-7498 between the hours of 9:00 a.m. and 8:00 p.m. Eastern Time during any business day.

Change of Address. You can change the address on your account by calling the Fund’s transfer agent. The Fund’s transfer agent will mail a confirmation of your change of address to both your old and new address.

Householding. We will mail you an Annual and Semi-Annual Report that will include the portfolio manager’s comments on his strategies and results, along with a list of current portfolio holdings and financial statements. These reports, along with first and third quarter reports, will also be available on our web site, www.greenspringfund.com. To reduce expenses, we mail one report to each household regardless of the number of accounts registered to the household. You can request additional copies at no extra charge.

Greenspring Fund 26

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the three years ending December 31, 2003 has been audited by another independent registered public accounting firm. Tait, Weller and Baker LLP (“TWB”) has audited the information for the two years ended December 31, 2004 and 2005. TWB’s report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

Greenspring Fund 27

GREENSPRING FUND, INCORPORATED
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period		$ 19.96	$ 15.70	$ 17.74	$ 16.98

Income From Investment Operations
Net Investment Income		0.52	0.53	0.88	0.93
Net Realized and Unrealized Gain/Loss on Investments		1.18	4.34	(1.98)	0.79

Total From Investment Operations		1.70	4.87	(1.10)	1.72

Less Distributions
Net Investment Income		(0.56)	(0.61)	(0.94)	(0.96)
Net Realized Gain on Investments		(0.19)	( - )	( - )	( - )

Total Distributions		(0.75)	(0.61)	(0.94)	(0.96)

Net Asset Value, End of Period		$ 20.91	$ 19.96	$ 15.70	$ 17.74

Total Return		8.69%	31.34%	(5.99%)	10.23%

Ratios/Supplemental Data

Net Assets, End of Period (000's)		$132,487	$109,343	$51,253	$50,692

Ratio of Expenses to Average Net Assets		1.06%	1.14%	1.19%	1.19%

Ratio of Net Investment Income to Average Net Assets		2.60%	3.44%	5.33%	5.04%

Portfolio Turnover		35.21%	102.43%	78.58%	89.41%

PRIVACY POLICY
(not part of the Prospectus)

The Greenspring Fund recognizes that individuals expect an exceptional level of privacy in their financial affairs. The Fund assures the confidentiality of personal information provided to it.

The information collected is limited to what the Fund believes is necessary or useful to conduct our business; administer your records, accounts and funds; to comply with laws and regulations; and to help us design or improve products and services. The Fund collects non-public personal information about you from information it receives from you on applications or other forms or through its website, as well as from information about your transactions with the Fund.

Some of this information may be disclosed to the Fund’s investment adviser, as well as non-affiliated third parties who provide non-financial services to the Fund such as our transfer agent, in order to administer customer accounts and mail transaction confirmations and tax forms, and the mailing house the Fund utilizes for mailing shareholder reports. Such information may also be disclosed to a non-affiliated third party engaged to provide fund accounting and administrative services to us. Disclosing this information enables the Fund to meet customers’ financial needs and regulatory requirements. These third parties act on its behalf and are obligated to keep the information we provide to them confidential and to use the information only for the purposes authorized. The Fund does not disclose any non-public personal information about you or former customers to anyone, except as permitted by law.

To protect your non-public personal information, the Fund permits access to it only by authorized employees and maintains security practices to safeguard your information.

If you have any questions regarding this Privacy Policy, please contact the Fund at 1-800-366-3863 or greenspring@greenspringfund.com. Thank you.

GREENSPRING FUND, INCORPORATED
2330 West Joppa Road, Suite 110
Lutherville, MD 21093
(410) 823-5353
(800) 366-3863
www.greenspringfund.com

The Statement of Additional Information (“SAI”) includes additional information about the Greenspring Fund and is incorporated by reference herein (meaning it is legally considered part of this Prospectus).

Additional information about the Fund’s investments is available in its Semi-Annual and Annual Reports to shareholders. The Annual Report discusses the market conditions and investment strategies that significantly affected its performance during 2005.

The Fund’s SAI, Annual and Semi-Annual Reports to shareholders are available, without charge, upon request from the Fund’s internet site at www.greenspringfund.com, by e-mailing the Fund at greenspring@greenspringfund.com, or by calling the Fund at (800) 366-3863. When the Fund receives a request for the SAI, or the Annual or Semi-Annual Report to shareholders, the documents will be sent within three business days of receipt of the request by first class mail or other means to ensure equally prompt delivery.

Information about the Fund (including the SAI) can also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address publicinfo@sec.gov, or by writing the Commission’s Public Reference Section Washington, DC 20549-0102.

If you have questions regarding your account, call Shareholder Services at (800) 576-7498.

SEC File Number: 811-3627

GREENSPRING FUND, INCORPORATED

STATEMENT OF ADDITIONAL INFORMATION

May __, 2006

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Greenspring Fund’s (the “Fund”) Prospectus dated May __, 2006. The Prospectus is available on the Fund’s web site, www.greenspringfund.com. You can also request a Prospectus by calling the Fund at (410) 823-5353 or (800) 366-3863 or by writing to the Fund at 2330 West Joppa Road, Suite 110, Lutherville, Maryland 21093-4641. The Fund’s financial statements for the year ended December 31, 2005 and the report of the independent registered public accounting firm are included in the Fund’s Annual Report and are hereby incorporated by reference. The Annual Report is also available on the Fund’s web site or can be requested, without charge, by calling (800) 366-3863.

This Statement of Additional Information is dated May __, 2006.

TABLE OF CONTENTS

Organization	2

Description of the Fund, Its Investments and Risks	2

Management of the Fund	6

Principal Holders of Securities	9

Investment Advisory and Other Services	10

Principal Underwriter and Distributor	11

Portfolio Manager	11

Brokerage Allocation	11

Capital Stock	12

Purchase, Redemption and Pricing of the Fund's Shares	12

Taxes	13

Financial Statements	14

Appendix	15

Organization

Greenspring Fund, Incorporated (the "Fund") was incorporated as an open-end registered investment company under the laws of the State of Maryland in October 1982. The Fund first offered its shares to the public on July 1, 1983.

Description of the Fund, Its Investments and Risks

Description. The Fund is an open-end, diversified management investment company.

Investment Strategies. The Fund primarily invests in companies whose securities it considers undervalued relative to their peers or the general market. The Fund may also invest in companies in the process of financial restructurings, reorganizations, corporate turnarounds, and liquidations.

Investment Risks. The Fund's investment in undervalued securities is subject to the risk that these value stocks may not reach what the portfolio manager believes is their full value. The Fund’s investment in bonds has two main sources of risk, which are interest rate risk and credit risk. Interest rate risk is the chance that interest rates may rise causing bond prices to fall. Credit risk is the chance that a bond’s credit rating could be downgraded because of some adverse business event, which reduces its ability to make timely payments of principal and interest.

Investment Program. The Fund invests in a combination of common stocks, preferred stocks, bonds (which may be corporate, convertible, high yield, or government), and money market instruments. The Fund also reserves the right to invest in repurchase agreements, foreign securities, write or purchase call options (covered or uncovered), and write or purchase put options. The Fund normally limits its investment in a specific security to 5% of total Fund assets at the time of purchase. The Fund also limits its concentration in one particular industry to less than 25% of total Fund assets at the time of purchase.

Options. The Fund may from time to time purchase and sell both call options and put options that are listed on an organized securities exchange. Although these investment practices will be used primarily in a hedging function to reduce principal fluctuations or to generate additional income, they do involve certain risks, which are different in some respects from the investment risks associated with similar funds which do not engage in such activities. The Fund will not write an option, if, as a result, the aggregate market value of all portfolio securities covered by call options or subject to put options exceeds 25% of the market value of the Fund's net assets.

Call Options. A call option is a short-term contract pursuant to which the purchaser of the call option, in return for a premium paid, has the right to buy the security underlying the option at a specified exercise price at any time during the term of the option. The writer ("seller") of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. A writer is required to deposit in escrow the underlying security or other assets in order to secure his obligation to deliver the underlying security.

The Fund may write ("sell") covered call options for the purpose of reducing the effect of price fluctuations of the securities owned by the Fund. Options will be sold on the basis of investment considerations consistent with the Fund's investment objectives. These options will generally be written on securities which, in the opinion of the Fund, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

The Fund may sell uncovered call options. In writing an uncovered call option, the writer obligates itself to deliver the underlying security at the exercise price, even though, at the time the option is written, it does not own the underlying security. Once the option has been written, the Fund will establish and maintain for the term of the option a segregated account consisting of cash and U.S. government securities equal to the fluctuating market value of the underlying securities. If the holder of the option wishes to exercise its option to buy the underlying security from the writer, the writer must make arrangements to purchase and deliver the underlying security.

There are risks involved when writing uncovered equity call options. The writer assumes the risk of an increase in the price of the underlying security above the exercise price so long as his obligation as a writer continues. Should this increase occur, the writer may be issued a notice to exercise the option and would therefore be required to sell the underlying security at the exercise price which may be less than the price it must pay or may have paid to acquire the security, thereby reducing its profit or incurring a loss.

The Fund may purchase call options, which may give the Fund the right to buy an underlying security at the exercise price any time during the option period. The Fund will not commit more than 5% of its total assets at the time of purchase to the purchasing of call options. The Fund may purchase a call option for the purpose of acquiring an underlying security for its portfolio. This would give the Fund the ability to fix its cost of acquiring the stock at the exercise price of the call option plus the premium paid, which at times may cost the Fund less than purchasing the security directly. The Fund is also partially protected from any unexpected decline in the market price of the underlying security as long as it holds the option and, therefore, can allow the option to expire, incurring a loss only to the extent of the premium paid for the option. The Fund may also purchase a closing call to liquidate a position and to extinguish its obligation pursuant to a call it has sold.

Put Options. The Fund may write ("sell") put options, which give the holder of the options the right to sell and the Fund the obligation to buy the underlying security at the exercise price during the option period. The Fund will generally write put options when it wishes to purchase the underlying security at a price lower than the current market price of the security. The Fund will provide that such options will be offset at the time of the sale by a segregated account consisting of cash, U.S. government securities or high-grade debt securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put. This amount must be maintained until the put is exercised, has expired or the Fund has purchased a closing put, which is a put of the same series as the one previously sold. The risk in writing put options is that the market price of the underlying security declines below the exercise price less the premiums received.

The Fund may purchase put options, which give the Fund the right to sell the underlying security at the exercise price at any time during the option period. Put options may be purchased for defensive purposes in order to protect against an anticipated decline in the value of its securities. This protection would be provided only during the life of the option when the Fund, as the holder of the option, is able to sell the underlying security at the put exercise price regardless of that security's current market price. Purchasing put options involves the risk of losing the entire premium (purchase price of the option). No more than 5% of the Fund's total net assets, at the time of purchase, will be committed to the purchasing of put options.

Non-Investment Grade Debt Securities. The Fund may invest in non-investment grade debt securities. The total return and yield of non-investment grade debt securities, commonly referred to as “high yield” bonds, can be expected to fluctuate more than the total return and yield of investment grade debt securities, but not as much as those of common stock. High yield bonds (those rated below BBB by S&P or Baa by Moody's or in default) are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.

The high yield bond market’s growth has paralleled a long economic expansion and has not weathered a recession in its present size and form. An economic downturn or increase in interest rates is likely to have a negative effect on the high yield securities market and on the value of these securities in the Fund's portfolio, as well as the ability of the issuers to repay principal and interest. Securities of companies in reorganization proceedings are relatively unaffected by such events or by changes in prevailing interest rates. Adverse publicity and investor perceptions, whether or not based upon rational analysis, may also affect the value and liquidity of high yield bonds.

The market for high yield bonds may be thinner and less active than that for higher quality securities, which can adversely affect the price at which these securities are sold. If market quotations are not available, high yield bonds will be valued in accordance with standards established by the Board of Directors, including the use of outside pricing services. Judgment plays a greater role in valuing high yield bonds than is the case for securities for which more external sources for quotations and last-sale information is available. To the extent the Fund owns illiquid or restricted high yield bonds, these bonds may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties.

The economy and interest rates affect high yield bonds differently from other securities. The prices and, therefore, yields of these bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. High yield bonds are subject to a greater risk of default than high-grade debt securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress, which would adversely affect their ability to obtain additional financing. If the issuer of a debt security owned by the Fund defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Fund's asset value. Furthermore, in the case of high yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and, thereby, tend to be more speculative and volatile than securities which pay interest periodically and in cash.

High yield bonds present risks based on payment expectations. These bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of high yield bonds than in the case of investment grade debt securities.

The following table illustrates the percentage of our total investments during 2005 represented by 1) bonds rated by Standard and Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”), separated into each applicable rating category by monthly dollar weighted average and 2) bonds that are not rated, which is not necessarily an unfavorable rating. The percentage of unrated bonds for each rating agency listed in the following chart overlap because some bonds may be unrated by both rating agencies. The composition of the bonds held during 2005 is not an indication of the future composition of the portfolio.

Rating Categories
S & P	Moody’s	Percentage
AAA	Aaa
A	A
BBB
Baa
BB
Ba
B
B
CCC
Caa
CC
Ca
Unrated
Unrated

Foreign Securities. The Fund may invest in securities principally traded in markets outside the United States. Investments in foreign securities involve the risk of fluctuations in the value of the currencies in which the foreign securities are denominated. Such a fluctuation could make the security worth less in U.S. dollars even though its worth is more in its home country. Investments in foreign securities may also be subject to local economic or political risks such as political instability of some foreign governments and the possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments and limitations on the removal of funds or other assets of the Fund. There also may be less publicly available information about foreign securities and governments than domestic ones. Foreign securities are generally not registered with the Securities and Exchange Commission and are generally not subject to the regulatory controls imposed on domestic securities. Securities of some foreign companies are less liquid and more volatile than securities of domestic companies and incur higher custodian charges.

Repurchase Agreements. The Fund may enter into repurchase agreements either for temporary defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a money market instrument from a domestic bank or broker-dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument.

The use of repurchase agreements involves certain risks. If the seller of a security under an agreement defaults on its obligation to repurchase the underlying security at a time when the value of this security has declined, the seller may incur a loss upon disposition of it. If the seller becomes insolvent and subject to liquidation or reorganization under bankruptcy, a court may determine that the underlying security is collateral for a loan by the Fund and therefore subject to sale by the trustee in bankruptcy.

The Fund does not invest in reverse repurchase agreements.

Investment Company Securities. The Fund may invest in shares of other registered investment companies. The Fund currently intends to limit its investments in securities issued by other investment companies so that not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.  In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund would also bear its pro rata portions of each other investment company’s advisory and operational expenses.

Other Investments. If the Fund cannot find securities that meet its investment criteria, or for cash management purposes, it may invest in short-term money market instruments.

Portfolio Turnover. While the Fund generally invests in securities for the purpose of seeking long-term capital gains, the Fund’s investment philosophy may dictate the frequent realization of short-term gains and losses, which may result in a portfolio turnover rate higher than other mutual funds. The Fund's portfolio turnover rate for the fiscal years ended December 31, 2005 and 2004 was ____% and 35.21%, respectively.

Fundamental Policies. The Fund’s fundamental policies may not be changed without the approval of the lesser of (1) 67% of the Fund’s shares present at a meeting of shareholders if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund’s outstanding shares.

The Fund may not:

1)
Purchase any securities which would cause more than 5% of its total assets at the time of such purchase to be invested in the securities of any issuer, except the U.S. government; provided that up to 25% of its total assets may be invested without regard to such limitation; and the Fund may not purchase any securities which would cause the Fund at the time of purchase to own more than 10 percent of the outstanding voting securities of an issuer;

2)	Purchase any securities which would cause more than 25% of its total assets at the time of such purchase to be concentrated in the securities of issuers engaged in any one industry;

3)	Invest in companies for the purpose of exercising management or control;

4)
Purchase or sell real estate, although it may invest in securities representing interests in real estate or fixed income obligations directly or indirectly secured by real estate and the securities of companies whose business involves the purchase or sale of real estate;

5)	Purchase or sell commodities or commodity contracts;

6)	Purchase securities on margin or effect short sales of securities;

7)	Make loans, except that it may acquire debentures, notes and other debt securities that are traded or able to be traded pursuant to legal provisions allowing for the resale of securities;

8)	Borrow money, except for temporary emergency purposes, and then only in amounts not exceeding the lesser of 10% of its total assets valued at cost or 5% of its total assets valued at market;

9)	Mortgage, pledge or hypothecate securities;

10)	Act as securities underwriter, except to the extent that it may be regarded as a statuatory underwriter upon disposition of any of its securities for purposes of the Securities Act of 1933;

11)	Deal with any of its officers or directors or with any firm of which any of its officers or directors is an officer, director or member as principal in the purchase or sale of portfolio securities; or effect portfolio transactions through any such officer, director or firm as agent or broker unless the Fund pays no more than the customary brokerage charges for such services; or

12)	Issue any obligations, bonds, notes or other senior securities except as otherwise allowed by the foregoing restrictions.

Disclosure of Portfolio Holdings. The Fund has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. The policies and procedures are intended to prevent unauthorized disclosure of Fund portfolio holdings information and have been approved by the Fund’s Board of Directors. The policies permit disclosure of non-public portfolio holdings to selected parties not only when the Fund has legitimate business purposes, but also only when those third parties have a duty of confidentiality and a duty not to trade on the information. The Fund’s Policy provides a process for approving the addition of a new service provider or rating, ranking and research organization as an authorized recipient of the Fund’s non-public portfolio holdings.  The Fund's Chief Compliance Officer may determine to add a recipient under the Policy only if he or she first determines that the standards under the Fund's Policy have been met prior to such disclosure.  The Fund’s Chief Compliance Officer will report to the Board quarterly regarding any other approved recipients of non-public portfolio holdings information under the Policy. Such parties include the Fund’s service providers (e.g., the Fund’s adviser, custodian, fund accountants and independent accountants), who generally need access to such information in the performance of their contractual duties and responsibilities and are subject to duties of confidentiality including a duty to not trade on the non-public information, as well as several rating and ranking organizations on the condition that such information will be used only in connection with developing a rating, ranking or research product for the Fund. The Fund’s adviser and fund accountants have access to the Fund’s complete portfolio holdings on a daily basis. The Fund’s custodian receives confirmations of portfolio activity within one business day of the trade. The Fund provides its independent accountants complete year-end portfolio holdings within one business day of the Fund’s year-end. The Fund provides its complete month-end portfolio holdings to Morningstar and Lipper within 15 days of month-end. The Fund provides its complete quarter-end portfolio holdings to Standard and Poor’s, Bloomberg, Vickers Stock Research Corporation, and Thomson Financial within 15 days of quarter-end. The Fund’s Chief Compliance Officer may only authorize the release of non-public portfolio holdings to third parties for a legitimate business purpose and only if the third parties are subject to a duty of confidentiality and a duty to not trade on such information. It is a violation of the Fund’s, as well as its adviser’s, Code of Ethics for any covered person to release non-public information concerning the Fund’s portfolio holdings to any party other than as described above.

The Fund's adviser may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) or "interest lists" to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities transactions with or through such broker-dealers subject to such broker-dealer's duty of confidentiality and duty not to trade on the information.

Disclosure of the Fund's complete portfolio holdings is required to be made within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC's website at www.sec.gov. The Fund also, at the end of each calendar month, lists the 10 largest holdings by percentage of net assets, the top three equity sectors, and other portfolio characteristic data on its web site (www. greenspringfund.com) within seven days of month-end.

In no event shall the Fund, its adviser or its adviser’s employees receive any direct or indirect compensation or other consideration from any third party in connection with the disclosure of information concerning the Fund’s portfolio holdings.

The Fund’s portfolio holdings disclosure policies are reviewed and approved annually by the Fund’s Board of Directors. The Fund’s Chief Compliance Officer will report any material violations of these policies to the Board of Directors at the next regularly scheduled meeting.

Management of the Fund

The Board of Directors is responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the Fund's shareholders. The following list summarizes information on the officers and directors of the Fund. The address of each is 2330 West Joppa Road, Suite 110, Lutherville, Maryland 21093-4641. Those noted as "interested persons" are interested on the basis of their positions with the Fund's investment adviser, Corbyn Investment Management, Inc. ("Corbyn") except that Mr. William E. Carlson is an "interested person" by virtue of his familial relationship with Charles vK. Carlson (brothers). The Fund is the only mutual fund overseen by the Directors.

Name, Address and Date of Birth	Position Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Directorships

Interested Directors and Officers
Charles vK. Carlson Date of Birth 11/30/59	President Chairman of the Board Chief Executive Officer Director	From March 1993 to present. From January 1994 to present. From February 1994 to present. From March 1987 to present.	President and Director of Corbyn.	None

William E. Carlson Date of Birth 7/23/57	Director	From February 1994 to present.	President of Shapiro Sher Guinot & Sandler (a law firm) from February 1999 to present. Partner of Shapiro Sher Guinot & Sandler from February 1990 to present.	None

Michael J. Fusting Date of Birth 1/12/61	Sr. Vice President Chief Financial Officer Director	From May 1998 to present. From February 1994 to present. From March 1992 to present.	Managing Director of Corbyn.	None

Michael T. Godack Date of Birth 1/24/54	Sr. Vice President Director	From March 1991 to present. From October 1982 to present.	Managing Director of Corbyn.	None

Richard Hynson, Jr. Date of Birth 2/16/44	Director	From March 1985 to present.	Sr. Vice President and Managing Director of Corbyn.	None

Name, Address and Date of Birth	Position Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Directorships

Disinterested Directors
David T. Fu Date of Birth 6/2/56	Director	From May 1990 to present.
Managing Director of Kanturk Partners, LLP (a merchant bank) from January 2004 to present. Managing Director of Galway Partners L.L.C. (a merchant bank) from May 2001 to December 2003. President of Telecom Practice (provides information technology services to the telecommunications industry and is a subsidiary of Iconixx Corp.) from November 2000 to May 2001.
None
Sean T. Furlong Date of Birth 11/2/65	Director	From March 2003 to present.
Director of Finance and Administration at the Gilman School from June 2003 to present. Director of Strategic Planning of Newell-Rubbermaid (marketer of consumer products) from August 2002 to May 2003. Division Controller of Cisco Systems (networking for Internet) from August 2000 to August 2002.
None
Michael P. O’Boyle Date of Birth 5/20/56	Director	From July 2000 to present.
Chief Operating Officer from July, 2005 to present. Chief Financial Officer of The Cleveland Clinic Foundation (world-renowned non-profit provider of health care services, education and research) and The Cleveland Clinic Health System from October 2001 to June 2005. Executive Vice President and Chief Financial Officer of MedStar Health (a non-profit, community-based health care organization serving the Baltimore-Washington region) from April 1999 to October 2001.
None

Officers
Elizabeth Agresta Swam Date of Birth 5/13/67	Chief Compliance Officer Secretary and Treasurer	From July 2004 to present. From May 1998 to present.	Employee of Corbyn from May 1998 to present.	None

Standing Committees. Currently, the Fund's Board of Directors has one standing committee. The Audit Committee oversees the accounting and financial reporting processes of the Fund and its internal control over financial reporting; the quality and integrity of the Fund's financial statements and the independent audit thereof; the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting; internal control over financial reporting and independent audits; approves prior to appointment the engagement of the Fund's independent auditor and, in connection therewith, reviews and evaluates the qualifications, independence and performance of the Fund's independent auditors. The Committee consists of the Fund’s independent directors and meets periodically as needed, but at a minimum of twice per year. The Committee held three meetings during the fiscal year ending December 31, 2005.

Directors' ownership of the Fund. As of December 31, 2005, the Directors beneficially owned the following dollar value of Fund shares.

Interested Directors	Dollar Range of Fund Shares Owned
Charles vK. Carlson
William E. Carlson
Michael J. Fusting
Michael T. Godack
Richard Hynson, Jr.

Disinterested Directors	Dollar Range of Fund Shares Owned
David T. Fu
Sean T. Furlong
Michael P. O'Boyle

Compensation. Independent directors and directors who are not employees of the Fund or companies affiliated with the Fund are compensated $1,500 for attending the annual Board of Directors meeting plus $500 for each other meeting attended. Independent directors who are members of the Audit Committee are compensated $250 for each meeting attended. Such fees are subject to adjustment in the future upon appropriate action by the Board of Directors. Directors, as well as officers, who are interested persons of the Fund are not compensated by the Fund, but may be compensated by Corbyn.

Compensation Table

Name	Aggregate Compensation from Fund for 2005
Interested Directors
Charles vK. Carlson
William E. Carlson
Michael J. Fusting
Michael T. Godack
Richard Hynson, Jr.

Disinterested Directors
David T. Fu
Sean T. Furlong
Michael P. O'Boyle

There are no pension or retirement benefits accrued as part of the Fund's expenses.

Codes of Ethics. The Fund and its Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics allow personnel to invest on a last in and last out basis in securities which are also purchased or sold for the Fund or its Adviser. Therefore, a buying or selling interest on the part of the personnel will not affect the price paid or received by the Fund for any security. The codes of ethics provide that no personnel who is aware that the Fund or its Adviser is purchasing or selling a particular security, or that the Fund or its Adviser has such a purchase or sale under consideration, shall enter an order for the purchase or sale of such security until after the Fund’s or its Adviser’s transactions in that security have been completed.

The Fund has also adopted a code of ethics for Chief Executive Officers and Chief Financial Officers. This code of ethics promotes honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; full, fair, accurate, timely and understandable disclosure in reports and documents that the Fund files with the SEC and in other public communications made by the Fund; compliance with applicable laws and governmental rules and regulations; the prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and accountability for adherence to the code.

Proxy Voting Policies. The Board of Directors has adopted policies and procedures with respect to the voting of proxies related to the Fund’s portfolio securities. These procedures delegate to Corbyn, the investment adviser, the responsibility for voting proxies as part of its investment advisory services, subject to the continuing oversight of the Fund’s Board of Directors. Notwithstanding this delegation of responsibilities, the Fund retains the right to vote proxies relating to its portfolio securities. Corbyn will vote proxies on all proposals, except in those instances in which Corbyn determines that it is not practicable to do so or it determines that the potential cost involved with voting a proxy outweigh the potential benefit to the Fund and its shareholders. Corbyn will report to the Board of Directors those proxies, if any, that were not voted and the reason for such non-votes. Corbyn may engage an independent proxy voting service to assist in the voting of proxies, but does not currently do so. Corbyn’s proxy voting policies and procedures are summarized below.

Corbyn will vote proxies related to securities in a manner that is in the best interest of the Fund. Corbyn will consider only those factors that relate to the Fund's investment, including how its vote will impact and affect the value of the Fund's investment. In voting on each and every issue, Corbyn will vote in a prudent and timely fashion and only after a careful evaluation of the issue(s) presented on the ballot.

Corbyn has a general policy of voting in favor of routine proposals which generally include:

(1)  The election of directors that result in a majority of independent directors;
(2)  Declassification of existing boards;
(3) Measures intended to increase long-term stock ownership by executives;
(4)  Employee stock purchase plans (provided that the shares are purchased for no less than 85% of their market value);
(5)  Removal of super-majority voting requirements for certain types of proposals; and
(6)  Lower barriers to shareholder action.

Corbyn has a general policy of voting against non-routine proposals which generally include:

(1)	Adoption of classified board structures;
(2)	Appointment of auditors where non-audit fees make up more than 50% of the total fees paid by the company to the audit firm;
(3)	Equity-based compensation plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding or if annual option grants have exceeded 2% of shares outstanding;
(4)	Imposition of super-majority requirements;
(5)	Establishment of a separate class of stock with disparate voting rights; and
(6)
Proposals relating to “ordinary business matters” (e.g., requesting that the company disclose or amend certain business practices), unless Corbyn believes that a proposal has substantial economic implications.

If a matter is not specifically covered by the proxy voting policies, Corbyn will vote the proxy in a manner consistent with the general principles of the proxy voting policies and in the Fund’s best interest. If Corbyn believes that it is in the best interest of the Fund, it may vote in a manner contrary to its established proxy voting policies. Corbyn’s Investment Committee will review information to determine that there is no material conflict of interest between Corbyn and the Fund with respect to the voting in that matter.

In exercising its voting discretion, Corbyn will seek to avoid any direct or indirect material conflict of interest. For any vote, Corbyn will verify (subject to review and approval by the portfolio manager) whether an actual or potential conflict of interest exists with Corbyn, any of its affiliates or any other party which may be deemed an “interested person” of Corbyn as defined in Corbyn’s proxy voting policies and procedures. If an actual or potential conflict is found to exist, Corbyn may then engage a non-interested party to independently review Corbyn’s vote recommendation. Corbyn will provide adequate disclosure to the Fund if any vote raises an actual or potential conflict of interest.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 for each year is available without charge, upon request, by calling 1-800-366-3863 and on the SEC’s website at http://www.sec.gov.

Principal Holders of Securities

As of __________, 2006, the following shareholders are the recordholders of 5% or more of the outstanding shares of the Fund:

Name/Address	Amount	Percentage of Ownership	Nature of Ownership
National Financial Services Corp. P.O. Box 3730 New York, NY 10008-3730
National Investor Services Corp. 55 Water Street, Fl. 32 New York, NY 10041-3299
Charles Schwab & Co., Inc. 101 Montgomery Street San Francisco, CA 94104
Corbyn Investment Management 2330 W. Joppa Rd., Suite 108 Lutherville, MD 21093

As of ____________, 2006, the officers and directors of the Fund, as a group, beneficially and of record owned, directly or indirectly, approximately __________ shares of the Fund, representing approximately _____% of the Fund's outstanding shares.

Investment Advisory and Other Services

Investment Adviser. Corbyn is the Fund’s adviser (the “Adviser”) and is located at 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093. Corbyn was organized in 1973 and provides investment management services for its clients.

Subject to the supervision of the Board of Directors of the Fund, the Adviser will make investment decisions for the Fund, place orders to purchase and sell securities for the Fund and provide a program of continuous investment management for the Fund. The Adviser shall pay the compensation and expenses of all of its directors, officers and employees who serve as officers and executive employees of the Fund (including the Fund’s share of payroll taxes for such persons), and the Adviser shall make available, without expense to the Fund, the services of its directors, officers and employees who may be duly-elected officers of the Fund, subject to their individual consent to serve and to any limitations imposed by law. The Adviser will furnish, without cost to the Fund, or provide and pay the cost of, such office facilities, furnishings and office equipment as may be required by the Fund.

The Fund compensates the Adviser at the end of each calendar month with a fee computed daily of 0.75% of average daily net assets up to $250 million, 0.70% of average daily net assets between $250 and $500 million and 0.65% of average daily net assets in excess of $500 million.

The investment advisory fees paid by the Fund for the fiscal years ended December 31, 2003, 2004 and 2005 were $549,376, $903,010 and $__________, respectively.

Board Consideration of the Investment Advisory Agreement. The Investment Advisory Agreement (the “Agreement”) must be approved annually by a majority of the directors of the Fund who are not parties to the Agreement or "interested persons" of any such party (as defined in the 1940 Act) by votes cast in person at a meeting called for this purpose. The Agreement may be terminated at any time by either party upon 60 days’ prior written notice to the other party and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Additional Services. As of July 1, 2005, Corbyn provides certain additional services to the Fund pursuant to a Services Agreement. Corbyn provides services such as assisting (i) in the preparation of periodic reports by the Fund to its shareholders and all reports and filings to meet regulatory and tax requirements for the Fund; (ii) in the preparation of financial statements for the Fund; (iii) the Fund in connection with it obligations under the Sarbanes Oxley Act of 2002 and other regulatory requirements; and (iv) with the development of compliance procedures for the Fund and providing compliance monitoring systems to oversee the Fund’s compliance with its investment policies and restrictions as shown on the Fund’s accounting records. Corbyn also assists in the selection and oversees the performance of, and conducts relations with, other service providers to the Fund in connection with the operations of the Fund.

Pursuant to the Services Agreement, the Fund compensates Corbyn with a monthly fee of $2,500 plus an additional 0.01% (annualized) of the Fund’s daily net assets for the services provided as well as reimbursement of reasonable out-of-pocket expenses.

Administrator.  Effective July 1, 2005, U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the administrator of the Fund pursuant to a Fund Administration Agreement and is located at 615 E. Michigan Street, Milwaukee, Wisconsin 53202. As administrator, USBFS provides administrative services and personnel for regulatory reporting and other administrative matters.

For the period July 1, 2005 through December 31, 2005, USBFS received _________ in administrative fees from the Fund.

Prior to July 1, 2005, Corbyn served as the administrator of the Fund pursuant to an Administrative Services Agreement dated May 1, 1998, as amended on October 1, 2004. Corbyn is located at 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093. The Fund compensated Corbyn with a monthly fee of $2,500 plus .0.10% of average daily net assets up to $50 million, 0.075% of average daily net assets between $50 and $200 million and 0.05% of average daily net assets in excess of $200 million.

The administrative fees paid to Corbyn by the Fund for the fiscal years ended December 31, 2003, 2004 and the period from January 1, 2005 to July 1, 2005 were $59,299, $92,666, and $_______, respectively.

Transfer Agent and Fund Accountant. USBFS is the transfer agent and fund accountant for the Fund. USBFS’ address is 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

Custodian. U.S. Bank, NA is the custodian for the Fund. U.S. Bank, NA’s address is 425 Walnut Street, Cincinnati, Ohio 45202.

Independent Registered Public Accounting Firm. Tait, Weller and Baker LLP (“TWB”) is the independent registered public accounting firm for the Fund. TWB’s address is 1818 Market Street, Suite 2400, Philadelphia, PA 19103. The financial statements for the year ended December 31, 2005 and the report of TWB are included in the Fund’s Annual Report, which are incorporated by reference into this Statement of Additional Information.

Principal Underwriter and Distributor

Quasar Distributors, LLC, (“Quasar”) 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as principal underwriter and distributor for shares of the Fund in a continuous public offering of the Fund’s shares. Pursuant to a distribution agreement between the Fund and Quasar, Quasar provides certain administrative services and promotes and arranges for the sale of the Fund’s shares. Quasar is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (“NASD”).

The distribution agreement continues in effect for periods not exceeding one year if approved at least annually by (i) the Board of Directors or the vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act); and (ii) a majority of the Directors who are not interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on such approval. The agreement may be terminated without penalty by the parties thereto upon 60 days’ written notice, and is automatically terminated in the event of its assignment as defined in the 1940 Act.

Portfolio Manager

Charles vK. Carlson is the Fund’s portfolio manager. Mr. Carlson is not directly compensated by the Fund. Mr. Carlson's compensation from Corbyn, the Fund’s Adviser, of which he is the President, is in the form of a share of the Adviser's total profits. Mr. Carlson receives a fixed salary from the Adviser and bonuses payable by the Adviser based on the overall profitability of the Adviser and such other factors as the Adviser takes into account. Mr. Carlson is not compensated based directly on the performance of the Greenspring Fund or the value of the Fund's assets. The Fund, whose net assets aggregated $__________ at December 31, 2005, is the sole registered investment company managed by the Portfolio Manager.

Corbyn Investment Management also acted as investment manager to ___ separate accounts, including individuals, corporations, and other entities, aggregating $___________ in value as of December 31, 2005, for which the Adviser was compensated solely through a management fee representing a percentage of assets managed. Mr. Carlson is also the Portfolio Manager for these separately managed accounts. He is not compensated based directly on the performance of these separately managed accounts.

The Adviser seeks to treat all clients (including the Fund and its separately managed accounts) fairly and equitably and has devised policies and procedures designed to ensure that no client is disadvantaged over another where both clients have the ability to invest in similar securities. Special attention is paid to situations where the activities of the Fund may conflict with the activities of other advisory clients so that the Fund is not disadvantaged. For example, if Mr. Carlson identifies a limited investment opportunity which may be suitable for more than one account (including the Fund), the Fund may not be able to take full advantage of that opportunity because of an allocation of filled purchase or sale orders across all eligible accounts and the Fund. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts. There is no guarantee, however, that such procedures will detect each and every situation in which a conflict arises.

Although Corbyn manages the assets of all of its clients (including the Fund and its separately managed accounts) with the same overall investment philosophy, not all clients use the same specific investment strategies to achieve their goals. Furthermore, different clients of the Adviser have different restrictions on their permitted activities, whether by statute, contract, or instruction of the client, and have varying tax statuses and different needs for income. Furthermore, separate accounts may be more concentrated in specific securities (and therefore generate higher or lower returns) than the portfolio of the Fund, where concentrations are limited by statute. As a consequence of employing differing strategies and taking into account investment restrictions, the accounts of the Fund and separate accounts may own different securities and performance may materially differ.

As of December 31, 2005, Mr. Carlson and his immediate family members owned shares of the Fund worth between $500,001 - $1,000,000.

Brokerage Allocation

Brokerage Transactions. With respect to securities traded only on the over-the-counter market, orders are executed on a principal basis with primary market makers in such securities, except when, in the opinion of Corbyn, the Fund may obtain better prices or executions on a commission basis. Portfolio transactions placed through dealers serving as primary market makers are effected at net prices, without commissions, but which include compensation in the form of a mark up or mark down.

For the fiscal years ended December 31, 2003, 2004 and 2005 the total brokerage commissions paid by the Fund were $65,987, $110,108 and $_________, respectively.

The Fund’s officers and directors and Corbyn’s officers, directors and shareholders are not affiliated with any brokers used by the Fund.

Brokerage Selection. Corbyn selects the brokerage firms used to complete securities transactions. Broker-dealers are selected to effect securities transactions for the Fund based on which can obtain the most favorable combination of price and execution for a transaction. The Fund does not base its execution decisions solely on whether the lowest possible commission can be obtained. Corbyn determines if the commission is reasonable relative to the value of the brokerage and research services provided for that particular transaction or for overall services provided. Corbyn evaluates the overall quality and reliability of broker-dealers and the services they provide, including their general execution capabilities.

The Fund will compare commissions charged on transactions to commissions charged by other brokers on similar transactions in order to ascertain that commissions are within a reasonable range. Corbyn may pay a higher brokerage commission to brokers who provide quality, comprehensive and frequent research studies that assist Corbyn in its investment-decision responsibilities. These services and data are provided in written form or electronic media, which are used by Corbyn in connection with its research of securities and execution of trades. Services provided by brokers include quotation services, computer databases and software, and other trade and industry publications. The benefits realized from research services and data received from brokerage institutions may be used by Corbyn in servicing all of its accounts however not all of these services may be used by the Adviser in connection with the Fund. Obtaining a low commission is secondary to obtaining a favorable execution, which is usually more beneficial to the Fund.

Capital Stock

The Fund has authorized 60,000,000 shares of $.01 par value common stock. All shares are of the same class, with equal rights and privileges. Each share is entitled to one vote and participates equally in dividends and distributions declared. The shares are fully paid and non-assessable when issued, are transferable, and have no preemptive, conversion, or exchange rights.

The Fund holds a Meeting of Shareholders when certain non-routine matters must be approved. However, if you own at least 10% of the Fund’s outstanding shares, you may call a special meeting for the purpose of voting on the removal of any Fund director.

The Fund's shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors may elect 100% of the directors if they choose to do so.

Purchase, Redemption and Pricing of the Fund's Shares

Purchase of Shares. Shares of the Fund can be purchased any day the New York Stock Exchange (the “Exchange”) is open for business. The Fund must receive your purchase order in good form prior to the close of the Exchange for you to receive that day’s closing net asset value. If your purchase order is received after the close of the Exchange, you will receive the next day’s closing net asset value.

Net Asset Value Per Share. The Fund's shares of stock are purchased and redeemed at the Fund's current net asset value per share. The Fund determines the net asset value per share by subtracting its liabilities (accrued expenses and other liabilities) from its total assets (investments, receivables and other assets) and dividing by the total number of shares outstanding.

The net asset value per share is calculated as of the close of the regular session of the Exchange each day the Exchange is open for business. The Exchange is typically closed on Saturdays and Sundays and on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

Pricing of Securities. Securities traded primarily on a principal securities exchange are valued at the last reported sales price on the exchange of major listing. Securities which are traded principally in the over-the-counter market, listed securities for which no sale was reported on the day of valuation, and listed securities whose primary market is believed by the Adviser to be over-the-counter are valued at the mean of the closing bid and asked prices.

Short-term investments are valued at amortized cost which approximates fair market value. The value of securities that either mature or have an announced call within 60 days will be valued at market value.

The Fund may invest in securities which are restricted as to public sale. Such securities may be valued at fair value as determined in good faith by the Adviser as directed by the Board of Directors.

Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by the Adviser as directed by the Board of Directors.

Redemption in Kind. The Fund expects to make all redemptions in cash. The Fund reserves the right to fulfill a redemption request with a payment in whole or in part in the form of the Fund's portfolio securities. These securities would be valued the same way the securities are valued in calculating the net asset value of the Fund. The Fund is governed by Rule 18f-1 under the 1940 Act. Therefore, the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.

Taxes

The Fund intends to continue to qualify each taxable year for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. To qualify as such for a taxable year, the Fund must (a) satisfy certain diversification requirements at the end of each quarter of the year, (b) derive at least 90% of its gross income for the taxable year from dividends, interest, payments with respect to securities loans and gains (without including losses) from the sale or other disposition of securities or foreign currencies and other income (including gains from options) derived with respect to its business of investing in securities or those currencies, and (c) distribute at least 90% of its taxable income (determined without regard to any deduction for dividends paid) for the taxable year.

If, in any taxable year, the Fund does not so qualify, (a) it would be taxed at normal corporate tax rates on the entire amount of its taxable income, if any, without deduction for distributions to its shareholders, and (b) its distributions made out of its earnings and profits would be taxable to shareholders as ordinary dividends (regardless of whether they would otherwise have been considered capital gain dividends), except for the part of those dividends that is "qualified dividend income" (described in the Prospectus), which is subject to a maximum federal income tax rate of 15% for individuals. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a regulated investment company.

In each calendar year the Fund is required to distribute at least the sum of 98% of the ordinary income earned in that year, 98% of the net capital gains realized in the 12-month period ending on October 31 of that year and any undistributed ordinary income and net realized capital gains from the prior year or the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, amounts on which the Fund pays income tax are treated as distributed.

Dividends and other distributions are generally taxable to shareholders in the year in which they are received. However, dividends the Fund declares in December to shareholders of record in that month and pays during the following January will be treated as received by them on December 31.

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its investments. Tax conventions between certain countries and the United States may reduce or eliminate these taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income for the taxable year is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC or of any gain on its disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions attributable to PFIC income will not be eligible for the 15% maximum federal income tax rate on individuals’ "qualified dividend income" mentioned above.

The use of hedging strategies, such as writing (selling) and purchasing options, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as qualifying income under the source-of-income requirement mentioned above.

When a covered call option written (sold) by the Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

Financial Statements

The financial statements are incorporated by reference from the Fund's Annual Report to Shareholders for the period ended December 31, 2005. The Annual Report was filed with the SEC on February __, 2006. The accession number is _______.

APPENDIX A
Description of Corporate Bond Ratings

Standard & Poor's Corporation

The bond ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources that it considers reliable. Standard & Poor's does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default, capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligations.

II.	Nature and provisions of the obligation.

III.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA - The highest rating assigned by Standard & Poor's with extremely strong capacity to pay interest and repay principal.

AA - Differs from the higher rated issues minimally with a very strong capacity to pay interest and repay principal.

A - Somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories with strong capacity to pay interest and repay principal.

BBB - Normally exhibits adequate protection parameters but adverse economic conditions or changing circumstances are more likely to weaken the capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B - While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions and are predominantly speculative with respect to paying interest and repaying principal.

CCC - Identifiable vulnerability to default and dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial and economic conditions, they are not likely to have the capacity to pay interest and repay principal.

CC, C - Subordinated to senior debt that is assigned an actual or implied “CCC” or “CCC-” rating. A “C” rated bond also may involve a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D - Involve a situation where interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period and may also involve the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's Investors Service, Inc.

Aaa - Judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Judged to be of high quality with minimal investment risk. They are rated lower than Aaa bonds because margins of protection may not be as large as Aaa securities or fluctuation of protective elements may be of greater amplitude or there may not be other elements present. Consequently, the long-term risks appear somewhat larger than with Aaa securities.

A - Possess many favorable investment attributes with adequate security for repayment of principal and payment of interest; elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Neither highly protected nor poorly secured with interest payments and principal security appearing adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Judged to have speculative elements and often the protection of interest and principal payments may be only moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Generally lack characteristics of a desirable investment with minimal assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time.

Caa - Are of poor standing and may be in default or elements of danger with respect to principal or interest may be present.

Ca - Represent obligations that are speculative in a high degree and are often in default or have other marked shortcomings.

C - Lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

PART C
OTHER INFORMATION

Item 23.

a(1)
Articles of Incorporation of the Registrant, filed as Exhibit a(1) to the Registrant's Post-Effective Amendment No. 22 (File No. 2-81956 and 811-3627) dated April 28, 2000, which is hereby incorporated by reference.

a(2)
Amendment to the Articles of Incorporation of Registrant, dated May 8, 1990, filed as Exhibit a(2) to the Registrant’s Post-Effective Amendment No. 22 (File No. 2-81956 and 811-3627) on April 28, 2000, which is hereby incorporated by reference.

a(3)
Amendment to the Articles of Incorporation of Registrant, dated April 28, 1998, filed as Exhibit a(3) to the Registrant’s Post-Effective Amendment No. 20 (File No. 2-81956 and 811-3627) on April 30, 1998, which is hereby incorporated by reference.

b(1)	By-laws of the Registrant, filed as Exhibit b(1) to the Registrant's Post-Effective Amendment No. 22 (File No. 2-81956 and 811-3627) dated April 28, 2000, which is hereby incorporated by reference.

b(2)
Amendment to the By-Laws, dated May 8, 1990, filed as Exhibit b(2) to the Registrant's Post-Effective Amendment No. 22 (File No. 2-81956 and 811-3627) on April 28, 2000, which is hereby incorporated by reference.

b(3)
Amendment to the By-Laws, dated October 19, 2000 filed as Exhibit b(3) to the Registrant's Post-Effective Amendment No. 23 (File No. 2-81956 and 811-3627) on April 30, 2001, which is hereby incorporated by reference.

c	Provisions of instruments defining the rights of holders of the Registrant’s securities are contained in the Articles of Incorporation of the Registrant.

d
Investment Advisory Agreement, dated October 15, 1999, filed as Exhibit d to the Registrant’s Post-Effective Amendment No. 22 (File No. 2-81956 and 811-3627) on April 28, 2000, which is hereby incorporated by reference.

g(1)
Custodian Agreement, dated October 1, 1994, between the Registrant and Wilmington Trust Company, filed as Exhibit g(1) to the Registrant’s Post Effective Amendment No. 17 (File No. 2-81956 and 811-3627) on September 1, 1994, which is hereby incorporated by reference.

g(2)
Assignment Agreement to the Custodial Agreement of the Registrant, dated January 5, 1998, filed as Exhibit g(2) to the Registrant’s Post-Effective Amendment No. 20 (File No. 2-81956 and 811-3627) on April 28, 1998, which is hereby incorporated by reference.

g(3)
Custodial Fees (schedule of remuneration), dated October 1, 1994, filed as Exhibit g(3) to the Registrant's Post-Effective Amendment No. 17 (File No. 2-81956 and 811-3627) on March 29, 1995, which is hereby incorporated by reference.

g(4)
Assignment Agreement to the Custodial Agreement of the Registrant, dated December 31, 1998, filed as Exhibit g(4) to the Registrant's Post-Effective Amendment No. 21 (File No. 2-81956 and 811-3627) on February 26, 1999, which is hereby incorporated by reference.

g(5)
Amendment to Custodial Fees (schedule of remuneration), dated April 1, 2001, filed as Exhibit g(5) to the Registrant's Post-Effective Amendment No. 23 (File No. 2-81956 and 811-3627) on April 30, 2001, which is hereby incorporated by reference.

h(1)
Order Placement Procedures Amendment to the Charles Schwab Operating Agreement, dated January 6, 1998, filed as Exhibit h(1) to the Registrant's Post-Effective Amendment No. 20 (File No. 2-81956 and 811-3627) on April 28, 1998, which is hereby incorporated by reference.

h(2)
Transfer Agent Agreement, dated October 1, 1998, between the Registrant and PFPC Inc., filed as Exhibit h(2) to the Registrant's Post-Effective Amendment No. 21 (File No. 2-81956 and 811-3627) on February 26, 1999, which is hereby incorporated by reference.

h(3)
Administrative Services Agreement of the Registrant, dated October 1, 2004, filed as Exhibit h(3) to the Registrant’s Post-Effective Amendment No. 27 (File No. 2-81956 and 811-3627) on February 28, 2005, which is hereby incorporated by reference.

h(4)
Retirement Plan Order Processing Amendment to the Charles Schwab Operating Agreement, dated October 15, 1998, filed as Exhibit h(4) to the Registrant's Post-Effective Amendment No. 21 (File No. 2-81956 and 811-3627) on February 26, 1999, which is hereby incorporated by reference.

h(5)
Administration Agreement, dated January 11, 1999, among the Registrant, Fidelity Brokerage Services and National Financial Services Corporation, filed as Exhibit h(5) to the Registrant's Post-Effective Amendment No. 21 (File No. 2-81956 and 811-3627) on February 26, 1999, which is hereby incorporated by reference.

h(6)
Amendment to the Charles Schwab Operating Agreement, dated November 15, 1999, filed as Exhibit h(6) to the Registrant's Post-Effective Amendment No. 22 (File No. 2-81956 and 811-3627) on April 28, 2000, which is hereby incorporated by reference.

h(7)
Agreement, dated October 11, 1999, among Registrant and American Express Financial Advisors Inc., filed as Exhibit h(7) to the Registrant's Post-Effective Amendment No. 22 (File No. 2-81956 and 811-3627) on April 28, 2000, which is hereby incorporated by reference.

h(8)
Amendment to Agreement, dated February 1, 2000, among Registrant and American Express Financial Advisors, filed as Exhibit h(8) to the Registrant's Post-Effective Amendment No. 22 (File No. 2-81956 and 811-3627) on April 28, 2000, which is hereby incorporated by reference.

h(9)
Retirement Plan Order Processing Amendment to the Charles Schwab Operating Agreement, dated October 1, 2000, filed as Exhibit h(9) to the Registrant's Post-Effective Amendment No. 23 (File No. 2-81956 and 811-3627) on April 30, 2001, which is hereby incorporated by reference.

h(10)
Agreement, dated August 21, 2000, among Registrant and Goldman, Sachs & Co., filed as Exhibit h(10) to the Registrant's Post-Effective Amendment No. 23 (File No. 2-81956 and 811-3627) on April 30, 2001, which is hereby incorporated by reference.

h(11)
Services Agreement, dated February 15, 2003, among Registrant and Charles Schwab, filed as Exhibit h(11) to the Registrant's Post-Effective Amendment No. 25 (File No. 2-81956 and 811-3627) on April 24, 2003, which is hereby incorporated by reference.

h(12)
Amendment to Charles Schwab Operating Agreement, dated January 1, 2003, filed as Exhibit h(12) to the Registrant's Post-Effective Amendment No. 25 (File No. 2-81956 and 811-3627) on April 24, 2003, which is hereby incorporated by reference.

h(13)
Confidentiality Agreement, dated February 15, 2003, among Registrant and Charles Schwab, filed as Exhibit h(13) to the Registrant's Post-Effective Amendment No. 25 (File No. 2-81956 and 811-3627) on April 24, 2003, which is hereby incorporated by reference.

h(14)
Retirement Plan Same Day Exchange Processing Amendment to the Charles Schwab Operating Agreement, dated April 1, 2003, filed as Exhibit h(14) to the Registrant's Post-Effective Amendment No. 25 (File No. 2-81956 and 811-3627) on April 24, 2003, which is hereby incorporated by reference.

h(15)
Amendment to Charles Schwab Services and Operating Agreement dated June 16, 2004, filed as Exhibit h(15) to the Registrant's Post-Effective Amendment No. 26 (File No. 2-81956 and 811-3627) on April 28, 2004, which is hereby incorporated by reference.

h(16)
Mutual Fund Services Agreement, dated August 11, 2003, among Registrant and Scottrade, filed as Exhibit h(16) to the Registrant's Post-Effective Amendment No. 26 (File No. 2-81956 and 811-3627) on April 28, 2004, which is hereby incorporated by reference.

h(17)
Services Agreement, dated October 13, 2003, among Registrant and National Financial Services, filed as Exhibit h(17) to the Registrant's Post-Effective Amendment No. 26 (File No. 2-81956 and 811-3627) on April 28, 2004, which is hereby incorporated by reference.

i	Opinion and Consent of Counsel, to be filed by amendment.

j	Consent of Tait, Weller and Baker LLP, to be filed by amendment.

l
Agreement of Registrant providing the initial capital, filed as Exhibit l to the Registrant's Registration Statement of Form N-1 (File No. 2-81956 and 811-3627) on April 30, 1983, and Post-Effective Amendment No. 24 (File No. 2-81956 and 811-3627) on April 22, 2002, which is hereby incorporated by reference.

p(1)	Codes of Ethics, filed as Exhibit p to the Registrant's Post-Effective Amendment No. 22 (File No. 2-81956 and 811-3627) on April 28, 2000, which is hereby incorporated by reference.

p(2)	Amendment to Codes of Ethics, filed as Exhibit p(2) to the Registrant’s Post-Effective Amendment No. 27 (File No. 2-81956 and 811-3627) on February 28, 2005, which is hereby incorporated by reference.

Item 24. Persons Controlled by or Under Common Control with Registrant

As of April 1, 2005, approximately 1% of the Fund's outstanding stock was owned by various private clients over which Corbyn Investment Management has discretionary authority. See the response to Item 26 below for further information regarding Corbyn.

Item 25. Indemnification

Under the terms of the Registrant's Articles of Incorporation and By-Laws, the Registrant may indemnify its present and past directors, officers, employees and agents, and any persons who are serving or have served at the request of the Registrant as director, officer, employee or agent of another corporation, partnership, joint venture, trust or enterprise to the extent permitted by law.

Section 2-418 of the Maryland General Corporation Law generally provides that corporations may indemnify officers and directors, including indemnification for judgments, fines, settlement amounts and reasonable expenses actually incurred, if the officer or director acted in good faith. However, if the proceeding is one by or in the right of the corporation, indemnification may be made only against reasonable expenses and may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation. The statute provides that the termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent creates a rebuttable presumption that the director did not meet the requisite standard of good faith. This statute also provides that the corporation may maintain insurance on behalf of directors, officers, employees and agents for liabilities arising out of such persons' actions on behalf of the corporation in good faith.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless if in the opinion of its counsel, the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

Corbyn Investment Management, Inc. (the "Adviser") was organized in 1973 and provides investment management to its clients. The Adviser is a registered investment adviser with its principal business address as 2330 West Joppa Road, Suite 108, Lutherville, Maryland 21093.

Set forth below is a list of each officer and director of the Adviser indicating each business, profession, vocation or employment of a substantial nature in which each such person is engaged:

Charles vK. Carlson

President, Chairman of the Board of Directors and Chief Executive Officer of Greenspring Fund, Incorporated; President, Treasurer and Managing Director of Corbyn Investment Management, Inc.

Michael Joseph Fusting

Sr. Vice President, Chief Financial Officer and Director of Greenspring Fund, Incorporated; Managing Director of Corbyn Investment Management, Inc.

Michael Timothy Godack

Sr. Vice President, and Director of the Greenspring Fund, Incorporated; Managing Director of Corbyn Investment Management, Inc.

Richard Hynson, Jr.

Director of Greenspring Fund, Incorporated; Sr. Vice President and Managing Director of Corbyn Investment Management.

Karla Keller Moore

Chief Compliance Officer, Secretary and Managing Director of Corbyn Investment Management, Inc.

David Allen Trump

Managing Director of Corbyn Investment Management, Inc.

William White

Vice President of Client Development of Corbyn Investment Management, Inc.

Item 27. Principal Underwriter.

(a)     Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Advisors Series Trust	Julius Baer Investment Funds
AIP Alternative Strategies Funds	The Kensington Funds
Allied Asset Advisors Funds	Kiewit Investment Fund L.P.
Alpine Equity Trust	Kirr, Marbach Partners Funds, Inc.
Alpine Income Trust	LKCM Funds
Alpine Series Trust	Masters’ Select Funds
Brandes Investment Trust	Matrix Advisors Value Fund, Inc.
Brandywine Blue Fund, Inc.	MDT Funds
Brazos Mutual Funds	Monetta Fund, Inc.
Bridges Investment Fund, Inc.	Monetta Trust
Buffalo Funds	The MP 63 Fund, Inc.
Buffalo Balanced Fund, Inc.	MUTUALS.com
Buffalo High Yield Fund, Inc.	Nicholas Equity Income Fund, Inc.
Buffalo Large Cap Fund, Inc.	Nicholas Family of Funds, Inc.
Buffalo Small Cap Fund, Inc.	Nicholas Fund, Inc.
Buffalo USA Global Fund, Inc.	Nicholas High Income Fund, Inc.
Country Mutual Funds Trust	Nicholas II, Inc.
Cullen Funds Trust	Nicholas Limited Edition, Inc.
Everest Funds	Nicholas Money Market Fund, Inc.
FFTW Funds, Inc.	NorCap Funds
First American Funds, Inc.	Permanent Portfolio Funds
First American Investment Funds, Inc.	Perritt Funds, Inc.
First American Strategy Funds, Inc.	Perritt MicroCap Opportunities Fund, Inc.
Fort Pitt Capital Funds	Primecap Odyssey Funds
The Glenmede Fund, Inc.	Professionally Managed Portfolios
The Glenmede Portfolios	Prudent Bear Funds, Inc.
Greenspring Fund	The Purisima Funds
Guinness Atkinson Funds	Rainier Investment Management Mutual Funds
Harding, Loevner Funds, Inc.	Rockland Trust
The Hennessy Funds, Inc.	Summit Mutual Funds, Inc.
Hennessy Mutual Funds, Inc.	Thompson Plumb Funds, Inc.
Hotchkis and Wiley Funds	TIFF Investment Program, Inc.
Intrepid Capital Management Funds Trust	Trust For Professional Managers
Jacob Internet Fund Inc.	Wexford Trust
The Jensen Portfolio, Inc.

(b)     To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike	President, Board Member	None
Donna J. Berth	Treasurer	None
Joe Redwine	Board Member	None
Bob Kern	Board Member	None
Eric W. Falkeis	Board Member	None
Teresa Cowan	Assistant Secretary	None
The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

(c)  Not applicable.

Item 28 Location of Accounts and Records:

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the following locations:

Records Relating to:	Are located at:
Registrant's Fund Administrator and Fund Accountant	U.S. Bancorp Fund Services, LLC 2020 East Financial Way, Ste. 100 Glendora, CA 91741
Registrant's Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan St Milwaukee, WI 53202
Registrant's Investment Adviser	Elizabeth Agresta Swam Greenspring Fund, Incorporated 2330 West Joppa Road, Suite 110 Lutherville, Maryland 21093
Registrant's Custodian	U.S. Bank, NA 425 Walnut Street Cincinnati, Ohio 45202
Registrant's Distributor	Quasar Distributors, LLC 615 East Michigan St Milwaukee, WI 53202

Item 29.  Management Services

The Registrant has disclosed all management-related service contracts in Part A and B.

Item 30. Undertakings

Not Applicable

Signatures

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No.29 to be signed on its behalf by the undersigned, thereto duly authorized, in the County of Baltimore and State of Maryland on the 22nd day of February, 2006.

Greenspring Fund, Incorporated

By: /s/Charles vK. Carlson
Charles vK. Carlson, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on February 22, 2006.

Signature	Title

/s/Charles vK. Carlson Charles vK. Carlson	President, Chief Executive Officer and Chairman of the Board

/s/ William E. Carlson William E. Carlson	Director

David T. Fu	Director

/s/ Sean T. Furlong Sean T. Furlong	Director

/s/Michael J. Fusting Michael J. Fusting	Principal Accounting Officer, Chief Financial Officer, Sr. Vice President and Director

/s/ Michael T. Godack Michael T. Godack	Sr. Vice President and Director

/s/ Richard Hynson, Jr. Richard Hynson, Jr.	Director

Michael P. O’Boyle	Director

6